UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 31, 2020

___________TORTEC GROUP CORPORATION___________

 (Exact name of registrant as specified in its charter)

Nevada	000-55150	45-559362
(State or other jurisdiction of incorporation	(Commission file number)	(I.R.S. Employer Identification No.)

30 N. Gould Street, Suite 2489, Sheridan, Wyoming 82801

   (Address of principal executive offices, zip code)

______________(307) 248-9177______________

 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Sec. 230.405 of this chapter) of Rule 12b-2 of the Securities Exchange Act of 1934 (Sec. 240.12b-2 of this chapter.

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                                  [   ]

Forward-Looking Statements

This Current Report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  In some cases, you can identify forward-looking statements by the following words: “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “ongoing,” “plan,” “potential,” “predict,” “project,” “should,” “will,” “would,” or the negative of these terms or other comparable terminology, although not all forward-looking statements contain these words. Forward-looking statements are not a guarantee of future performance or results, and will not necessarily be accurate indications of the times at, or by, which such performance or results will be achieved. Forward-looking statements are based on information available at the time the statements are made and involve known and unknown risks, uncertainties and other factors that may cause our results, levels of activity, performance or achievements to be materially different from the information expressed or implied by the forward-looking statements in this Current Report. These factors include, among others, economic conditions generally in the United States and internationally, and in the industry and markets in which we have and may participate in the future, competition within our chosen industry or industries, our current and intended business, our assets and plans, the effect of applicable United States and foreign laws, rules and regulations on our business and the possibility we may fail to successfully develop, compete in and finance our current and intended business operations.

You should read any other cautionary statements made in this Current Report as being applicable to all related forward-looking statements wherever they appear in this Current Report. We cannot assure you that the forward-looking statements in this Current Report will prove to be accurate, and therefore, prospective investors are encouraged not to place undue reliance on forward-looking statements. You should read this Current Report completely, and it should be considered in light of all other information contained in the reports or registration statement that we file with the Securities and Exchange Commission (the “SEC”), including all risk factors outlined therein. Other than as required by law, we undertake no obligation to update or revise these forward-looking statements, even though our situation may change in the future.

Section 8 – Other Events

Item 8.01 Other Events

Company Fundraising and Sale of a Portion of TORTec Nanosynthesis Corp.

As previously reported in the Quarterly Reports of TORtec Group Corporation (the “Company”) on Form 10-Q for the periods ended June 30, September 30 and December 31, 2019, the Company sold 15,000 shares of its common stock for cash proceeds of $150,000 on May 31, 2019. Included in the stock purchase agreement was the sale of a 10% interest in TORtec Nanosynthesis Corp., which was incorporated in May 2019. There were no underwriting discounts or commissions paid in connection with the sale of securities.

On March 31, 2020, the Company sold an additional 59,854 shares of its common stock for total consideration of $598,535, consisting of cash proceeds of $275,000, the conversion of an existing $100,000 loan, $200,000 value in services and in kind contributions consisting of use of heavy equipment, transportation, fuel, electrical expertise and installation, parts, labor and knowhow and consulting services, $16,035 in services rendered in arranging purchases of raw material and potential future financing and $7,500 value of accounting services.  The shares were sold to a total of 10 purchasers.  Included in the March 31, 2020 stock purchase agreements was the aggregate sale of a 39.9% interest in TORtec Nanosynthesis Corp., which was incorporated in May 2019.  There were no underwriting discounts or commissions paid in connection with the sale of securities.

All of these securities were sold in reliance on Section 4(2) of the Securities Act of 1933 for transactions not involving any public offering.  Each investor represented that the investor was acquiring the shares for the investor’s own account, for investment purposes only, and not with a view to, or for sale in connection with, a distribution.  The certificates representing the shares will bear an appropriate restricted legend indicating the shares may only be resold pursuant to a registration statement or pursuant to an applicable exemption from registration.

The Company now owns 50.1% of TORtec Nanosynthesis Corp. and the investors, as a group, own the remaining 49.9%.  TORtec Nanosynthesis Corp. recently commenced research and development operations.  TORtec Nanosynthesis Corp. intends to manufacture an organic soil fertilizer using zeolite and alginite.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TORTEC GROUP CORPORATION

Date: April 8, 2020

/s/ Stephen H. Smoot_________________

Stephen H. Smoot, President and CEO

SEC/1289

3